THE PORTUGAL FUND, INC.

ANNUAL REPORT
DECEMBER 31, 1996

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          8

Statement of Assets and Liabilities..........................................................          9

Statement of Operations......................................................................         10

Statement of Changes in Net Assets...........................................................         11

Financial Highlights.........................................................................         12

Notes to Financial Statements................................................................         13

Report of Independent Accountants............................................................         16

Results of Annual Meeting of Shareholders....................................................         17

Tax Information..............................................................................         17

Description of Dividend Reinvestment and Cash Purchase Plan..................................         18

PICTURED ON THE COVER IS A VIEW OF NOVA DE GAIA FROM ACROSS THE DOURO RIVER LOCATED IN PORTO, PORTUGAL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               February 14, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Portugal Fund, Inc. (the "Fund") for the year ended December 31, 1996.

PERFORMANCE

At December 31, 1996, the Fund's net assets were $92.4 million. The Fund's net asset value ("NAV") was $17.43 per share (net of dividends paid of $0.08 per share), as compared to $13.29 at December 31, 1995.

For the period January 1, 1996 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends was 31.9%, as compared to 32.3% for the Morgan Stanley Capital International Portugal Index (the "Index"). From the commencement of investment operations on November 9, 1989 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 34.3%. The Index declined 5.6% during this period.

The Fund's marginal underperformance relative to the Index during 1996 is mainly attributable to its comparative underweighting of the telecommunications sector, which accounts for about 30% of the Portuguese market and contains two stocks (the biggest of which, Portugal Telecom, SA performed extremely well in 1996). The Fund, however, is structured to gain a diversified exposure to the entire market and, as such, does not concentrate assets in a few especially large positions.

INVESTMENT PERSPECTIVE

The Portuguese economy has so successfully developed in recent years that it is difficult to identify any significant negatives in the current macroeconomic environment.

One of the keys to this success is the commitment of the Socialist-led government elected in late 1995 to achieve membership for Portugal in the upcoming European Monetary Union ("EMU"). At first, there was some questioning of this government's ability (or desire) to keep Portugal on the EMU-based course established over the previous decade by the more-centrist Social Democrats. Now that the Socialists have demonstrated their resolve to maintain the nation's sound, market-oriented policies, this is no longer an issue.

The government's efforts have focused on bringing Portugal into compliance with the strict 1997 fiscal and monetary requirements for EMU membership established by the Treaty of Maastricht. Its performance in this regard has been outstanding:

- Gross domestic product ("GDP") figures for 1996 have not yet been announced, but it seems probable that GDP growth during the year will exceed the government's target of 2.8%.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- The budget deficit as a proportion of GDP fell to 3.9% in 1996 (versus the official target of 4.2%) from 4.9% in 1995. The government has projected a 1997 deficit of 2.9%, just below the EMU-required 3%; it now appears possible that the actual number can be even lower.

- Average annual inflation in 1996 fell to 3.1%, the sixth consecutive drop from 1990's 13.4% level.

- Portugal's central bank lowered short-term interest rates a total of 1.8% in 1996, to 6.70%, and has already done so once more in 1997, to 6.50%.

- Unemployment has stabilized and wage increases have been modest.

- In January 1997, Moody's Investors Service recognized Portugal's extraordinary economic progress by raising its rating of Portuguese foreign currency-denominated debt two notches, to Aa3 from A1, and conferring an initial rating of Aa2 on escudo-denominated debt.

- The yield on long-term government bonds dropped nearly three full percentage points in 1996, to 6.85%.

Our primary concern, naturally, is how this affects the prospects for investment in Portuguese equities. We believe that such prospects are very favorable. Lower inflation and falling interest rates are positive for consumer demand and consumption, business spending, monetary liquidity and corporate earnings. They also make the government's EMU goals considerably more attainable.

Investors responded enthusiastically to these factors in 1996, as Portugal's stock market generated one of the strongest performances among European markets generally. Its total capitalization, in escudo (PTE) terms, rose to 3.6 trillion from 2.5 trillion in 1995, an increase of 44%. Average daily trading volume jumped 75%, to PTE 4.2 million from PTE 2.4 million. The proportion of stocks held by foreigners reached 26.5% vs. 1995's 20.3%. The closely watched interest-rate spread between Portuguese and German government bonds, an excellent indicator of perceived investment risk in Portugal, narrowed to 1.1% from 3.8%.

In 1996, Portugal's ongoing privatization process played a large role in raising money for the government, widening the selection and liquidity of Portuguese equities and raising Portugal's profile among global investors. Five separate offerings generated a total of PTE 605.7 billion.

HIGHLIGHTED COMPANIES

We regard the Portuguese equity market as a classic emerging market story in which the twin themes of increased consumer spending and infrastructure development play a powerful role. With these in mind, we'd like to take this opportunity to discuss two of the Fund's largest holdings.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

ESTABELECIMENTOS JERONIMO MARTINS & FILHO S.G.P.S., SA

Among the original stocks held in the portfolio is that of Estabelecimentos Jeronimo Martins & Filho S.G.P.S., SA ("Jeronimo"), one of Portugal's top retailing companies. Jeronimo started out as a manufacturer of food and home products and evolved over time into Portugal's number-two operator of supermarkets and hypermarkets. As a portion of 1995 sales, retailing accounted for 71.1%, manufacturing 25.8% and some minor operations the remaining 3.1%.

Although the Portuguese market is solid and generates the vast majority of Jeronimo's profits, its growth prospects have somewhat declined in light of the government's decisions to suspend new licenses for stores whose size exceeds 2,000 square meters as well as to reduce the number of hours in which stores can operate on Sundays. Jeronimo's growth strategy, therefore, is geographical and product-centered expansion. More specifically, the company seeks to enter markets whose potential for sustaining high revenues and profits is better than in Portugal. Jeronomo's initial moves in this direction occurred in 1995, when it acquired both the largest cash-and-carry chain in Poland (Eurocash) and a small U.K.-based sportswear chain (Lillywhites). Late last year, it purchased a Portuguese bottled water company (Vidago) whose sales should take off after its products are placed into Jeronimo's huge retailing network.

Expansion is beginning to pay off. Non-Portugal operations made a positive contribution to Jeronimo's consolidated results for the first time during 1996's third quarter. Full-year 1996 consolidated sales and net income rose 27.7% and 26.7%, respectively.

The Fund has invested in Jeronimo since inception based on its positive fundamentals. In our view, it continues to rank among the most attractive Portuguese companies. Supporting factors include:

BLUE-CHIP STATUS. Jeronimo is one of the largest Portuguese non-bank, non-government-linked companies whose stock is publicly traded. Combined with its high-quality management, consistently solid performance and pragmatic growth strategy, this clearly places Jeronimo among the most desirable core Portuguese equities.

DEFENSIVE DIVERSIFICATION.  Jeronimo's expansion  strategy  helps it  to  defray
business   risk  by  striking  a  better   balance  both  between  domestic  and
non-domestic operations as well as food and non-food retailing.

LOWER THREAT OF DOMESTIC COMPETITION. The same government restrictions that make it tougher for existing stores to grow also greatly diminish the probability that new competitors can enter the Portuguese retail business on a meaningful scale. To some extent, furthermore, this means that existing stores' profit margins are protected from market forces.

TURNAROUND PROFICIENCY. Jeronimo has demonstrated a knack for turning around poorly performing operations. Within six months of purchase, for example, Eurocash reversed its negative results and generated net profits from monthly sales three times their level at the time of acquisition. Likewise, gross margins for Lillywhites rose eight percentage points during its first year under Jeronimo's ownership.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

IMPROVED CAPITAL STRUCTURE. In December 1996, Jeronimo more than doubled its total equity capital through the issue of bonus shares and share warrants to current shareholders. This serves the dual purposes of strengthening the balance sheet and generating fresh cash.

SHREWD INTERNATIONAL APPROACH. Through its acquisitions of Eurocash and Lillywhites, Jeronimo has revealed an inventive, two-pronged international strategy. First, it operates as a traditional retailer in relatively less-developed markets (E.G., Poland). Second, it approaches established markets as a specialty retailer that can fill previously unmet demand.

PRUDENT GROWTH. Jeronimo had established a large presence in Portugal over a period of years before it began to move into other countries. Likewise, it is currently focused on building and consolidating its Polish and U.K. operations before it enters other markets.

CIMPOR CIMENTOS DE PORTUGAL, SA

Our second featured company is Cimpor Cimentos de Portugal, SA ("Cimpor"), Portugal's leading maker of cement and related products. Cimpor was established in 1976 as a combination of seven nationalized cement companies and began to add operations in ready-mixed and pre-cast concrete in the late 1980s. The Portuguese government privatized it beginning in June 1994 with the initial public offering of a 20% stake and sold an additional 45% in October 1996. It is expected that the government will sell its remaining 35% within the next two to three years.

Cimpor has the largest share of the Portuguese cement and ready-mixed concrete markets, and benefits from the nation's unusually protective environment for both products. It is one of only two cement companies in the country and faces little threat of competition from imports. Domestic cement consumption accelerated in the second half of 1996 and is growing ahead of projections. Heavy local demand for Cimpor's products will continue through 1999, driven by Portugal's improving economy, massive infrastructure spending and an anticipated recovery in new residential construction.

Cimpor's management recognizes that the potential for domestic growth will begin to slow around the turn of the century. Its current strategic priority, therefore, is to geographically diversify so as to situate 50% of its cement capacity overseas by 2001.

Based on its strong fundamentals, focused strategy, high share liquidity and relatively low risk profile, we consider Cimpor a core holding for equity investors focusing on Portugal, emerging markets generally or global infrastructure development. Here are some of the numerous reasons why we believe that Cimpor's future will be bright:

SOUND FINANCIAL CONDITION. Unlike virtually all of its European-based competitors, Cimpor carries almost no long-term debt and consistently generates high free cash flow. It thus has the capability to internally fund acquisitions, make large expenditures without fear of overleveraging itself and weather market downturns reasonably well.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

HIGH PROFITABILITY. As evaluated by many standard measures (E.G., return on assets; return on equity; operating, net and cash-flow margins), Cimpor is significantly more profitable than most other leading cement companies.

COST-EFFICIENCY. Cimpor is widely regarded for its high level of efficiency. It devotes great attention to maximizing capacity utilization; reducing energy charges; maintaining low levels of depreciation; raising workforce productivity; and overall cost reduction.

HIGH BARRIERS TO ENTRY. Many factors serve to keep foreign companies from entering the Portuguese cement market. The market is relatively small. Cement prices are sufficiently low to render imports uncompetitive. Road transportation is prohibitively expensive and there are no suitable port facilities. Both Cimpor and Sociedade de Investimento e Gestao S.G.P.S., SA Semapa are highly vertically integrated and control their distribution networks. The customer base is fragmented, which forces new entrants to struggle especially hard to establish themselves.

EXPECTED GROWTH IN FOREIGN MARKETS. Cimpor's foreign markets are expected to grow more rapidly, and for a longer sustained period, than its base in Portugal. These markets should begin to account for meaningful proportions of revenues and profits as early as 1997. The most recent acquisitions occurred in January of this year, when Cimpor acquired two Brazilian companies that hold a combined 5% share of the Brazilian cement market.

SECURE SOURCES OF INFRASTRUCTURE FUNDING. Both the Portuguese government and the European Union ("EU") are providing substantial funds for infrastructure development and public works projects such as the upcoming Expo 98. Since EU funding is linked to Portugal's ability to meet EMU's strict requirements and eligibility for EMU is partly dependent on the quality of a nation's transportation system, it is unlikely that the government would allow these projects to fall short of success.

DISPOSAL OF NON-CORE HOLDINGS. Cimpor has completely exited from non-core businesses. In late 1996, it shed its last major non-cement holding, an 11% stake in Banco Fomento e Exterior, in a privatization sale to Banco Portugues de Investimento for approximately 23 billion escudos.

OUTLOOK

Looking ahead, the most important question for investors in Portuguese equities is whether the government is on track for compliance with EMU requirements. Our answer is a solid "yes": having already met four of the five EMU criteria as specified by the Treaty of Maastricht, Portugal is in a strong position to be one of the charter members of EMU at its inception in 1999. Moderate and sustainable GDP growth, furthermore, should remain combined with falling interest rates, controlled inflation and ample liquidity to keep investment conditions benign.

Portuguese equities will also benefit from several other positive factors, including:

- the fact that, relative to many other European markets, valuation levels are cheaper and the projected earnings growth for equities is higher;

- a significant decline in the difference between government bond yields and projected equity returns, which should help to shift sentiment among local investors increasingly toward stocks and away from bonds; and

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- a number of high-profile 1997 privatizations, which will increase the market's liquidity and diversification.

Overall, we see a continuation of the currently favorable environment for Portuguese equities.

In an important organizational development, Richard Watt of BEA Associates has been named as the Fund's President and Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other BEA closed-end funds since joining BEA in 1995. He succeeds Emilio Bassini, who guided the Fund from its 1989 inception through the end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 18 and 19 of this report.

We appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Richard W. Watt*
President and Chief Investment Officer

--------------------------------------------------------------------------------
*Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited ("Gartmore") in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   31-Dec-96   31-Dec-95
Banking                                 7.89        5.20
Chemicals & Petroleum Products          2.11        1.00
Construction & Public Works            21.52       14.44
Consumer Products                       7.97       10.24
Film Distribution                       2.39        2.92
Foodstuffs, Beverages & Tobacco        15.10       17.00
Forest Products & Paper                 6.90        8.99
Insurance                               8.67        2.29
Retail Trade                            4.83        4.73
Telecommunications                     13.78        4.82
Transportation & Warehousing            1.71        2.57
Other                                   4.31        5.94
Cash & Cash Equivalents                 2.82       19.86

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                            Percent of Net
           Holding                                                                     Sector                   Assets
--------------------------------------------------------------------------------------------------------------------------
       1.  Estabelecimentos Jeronimo Martins & Filho S.G.P.S., SA          Foodstuffs, Beverages & Tobacco         9.0
--------------------------------------------------------------------------------------------------------------------------
       2.  Portugal Telecom, SA                                                  Telecommunications                8.8
--------------------------------------------------------------------------------------------------------------------------
       3.  Sonae Investimentos S.G.P.S., SA                                       Consumer Products                8.0
--------------------------------------------------------------------------------------------------------------------------
       4.  Sociedade de Investimento e Gestao S.G.P.S., SA Semapa            Construction & Public Works           7.8
--------------------------------------------------------------------------------------------------------------------------
       5.  Cimpor Cimentos de Portugal, SA                                   Construction & Public Works           6.9
--------------------------------------------------------------------------------------------------------------------------
       6.  Engil S.G.P.S., SA                                                Construction & Public Works           5.9
--------------------------------------------------------------------------------------------------------------------------
       7.  Telecel-Comunicacaoes Pessoais, SA                                    Telecommunications                5.0
--------------------------------------------------------------------------------------------------------------------------
       8.  Banco Espirito Santo e Comercial de Lisboa, SA                              Banking                     5.0
--------------------------------------------------------------------------------------------------------------------------
       9.  Modelo Continente S.G.P.S., SA                                           Retail Trade                   4.8
--------------------------------------------------------------------------------------------------------------------------
      10.  Companhia de Seguros Mundial Confianca, SA                                 Insurance                    4.5
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1996
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.18%
 PORTUGAL-97.18%
 AUTO-1.03%
Salvador Caetano
 Industrias Metalurgicas
 Veiculos Transportes,
 SA......................         49,776  $   947,329
                                          -----------
 BANKING-7.89%
Banco Commercial
 Portugues, SA, Series
 A.......................         24,000    1,240,500
Banco Espirito Santo e
 Comercial de Lisboa, SA,
 (Registered)............        262,000    4,611,101
Banco Totta & Acores, SA,
 (Registered)............         76,118    1,435,898
                                          -----------
                                            7,287,499
                                          -----------
 CHEMICALS & PETROLEUM PRODUCTS-2.11%
Corporacao Industrial do
 Norte, SA, (Bearer).....         38,080    1,486,317
Proholding S.G.P.S.,
 SA......................         16,600      462,648
                                          -----------
                                            1,948,965
                                          -----------
 CONSTRUCTION & PUBLIC WORKS-21.52%
Caima-Ceramica e Servicos
 S.G.P.S., SA+...........         82,600      735,391
Cimpor Cimentos de
 Portugal, SA............        294,071    6,332,826
Engil S.G.P.S., SA.......        478,131    5,496,846
Oliva Industrias
 Metalurgicas, SA+.......        227,153      131,892
Sociedade de Investimento
 e Gestao S.G.P.S., SA
 Semapa..................        400,000    7,186,943
                                          -----------
                                           19,883,898
                                          -----------
 CONSUMER PRODUCTS-7.97%
Sonae Investimentos
 S.G.P.S., SA............        232,500    7,364,842
                                          -----------
 FILM DISTRIBUTION-2.39%
Filmes Lusomundo
 S.G.P.S., SA+...........        192,025    2,212,576
                                          -----------
 FOODSTUFFS, BEVERAGES & TOBACCO-15.10%
Empresa Madeirense de
 Tabacos, SA.............         99,000    1,919,281
Estabelecimentos Jeronimo
 Martins & Filho
 S.G.P.S., SA............         80,800    4,168,669
Estabelecimentos Jeronimo
 Martins & Filho
 S.G.P.S., SA
 (New)Section+...........         80,800    4,170,233
Sumolis Companhia
 Industrial de Frutas e
 Bebidas, SA.............        321,346    2,798,760
Unicer-Uniao Cervejeira,
 SA......................         51,646      894,290
                                          -----------
                                           13,951,233
                                          -----------
 FOREST PRODUCTS & PAPER-6.90%
Caima Companhia de
 Celulose do Caima, SA...         90,750    1,557,354

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FOREST PRODUCTS & PAPER (CONTINUED)
Corticeira Amorim, SA....        192,400  $ 2,116,355
Portucel
 Industrial-Empresa
 Produtora de Celulosa,
 SA......................         74,600      433,152
Sonae Industria, SA+.....        242,381    2,268,950
                                          -----------
                                            6,375,811
                                          -----------
 HOTELS & RESTAURANTS-0.10%
Sopete-Sociedade Poveira
 de Empreendimentos
 Turistico, SA,
 (Bearer)+...............         68,630       96,966
                                          -----------
 INSURANCE-8.67%
Companhia de Seguros
 Mundial Confianca,
 SA+.....................        416,400    4,163,911
Companhia de Seguros
 Tranquilidade...........        179,400    3,842,550
                                          -----------
                                            8,006,461
                                          -----------
 MISCELLANEOUS MANUFACTURING-1.59%
Crisal Cristais de
 Alcobaca, SA............         78,500    1,468,678
                                          -----------
 NON-METALIC MINERAL PRODUCTS-1.59%
Fabrica de Porcelanas da
 Vista Alegre, SA........         20,990      578,905
VA Grupo-Vista Alegre
 Participacoes, SA.......         32,600      893,852
                                          -----------
                                            1,472,757
                                          -----------
 RETAIL TRADE-4.83%
Modelo Continente
 S.G.P.S., SA............        133,065    4,463,162
                                          -----------
 TELECOMMUNICATIONS-13.78%
Portugal Telecom, SA.....        226,317    6,453,546
Portugal Telecom, SA
 ADR.....................         59,000    1,666,750
Telecel-Comunicacaoes
 Pessoais, SA ADR+.......         72,280    4,616,495
                                          -----------
                                           12,736,791
                                          -----------
 TRANSPORTATION & WAREHOUSING-1.71%
Fabrica de Vidros Barbosa
 & Almeida, SA...........         74,100    1,577,101
                                          -----------
TOTAL INVESTMENTS-97.18%
 (Cost $68,348,149) (Notes A,D).........   89,794,069
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-2.82%......................    2,604,831
                                          -----------
NET ASSETS-100.00%......................  $92,398,900
                                          -----------
                                          -----------
---------------------------------------------------------
+          Security is non-income producing.
Section    New shares are not entitled to dividends until
           approximately 90 days from the date such shares were
           issued.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $68,348,149)
 (Note A)...............................     $89,794,069
Cash (including $445,467 of foreign
 currency with a cost of $444,261) (Note
 A).....................................       3,372,069
Receivable for currency sold............         440,362
Prepaid expenses........................           2,085
                                             -----------
Total Assets............................      93,608,585
                                             -----------

 LIABILITIES
Payables:
  Currency purchased....................         445,467
  Dividend (Note A).....................         424,204
  Advisory fee (Note B).................         221,101
  Administration fees (Note B)..........           9,600
  Other accrued expenses................         109,313
                                             -----------
Total Liabilities.......................       1,209,685
                                             -----------
NET ASSETS (applicable to 5,302,545
 shares of common stock outstanding)
 (Note C)...............................     $92,398,900
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($92,398,900
  DIVIDED BY 5,302,545).................          $17.43
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,302,545 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,303
Paid-in capital.........................      73,106,374
Distribution in excess of net investment
 income.................................         (72,493)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (2,082,305)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      21,442,021
                                             -----------
Net assets applicable to shares
 outstanding............................     $92,398,900
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,993,161
  Interest..............................         199,693
  Less: Foreign taxes withheld..........        (297,830)
                                             -----------
  Total Investment Income...............       1,895,024
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         943,162
  Custodian fees........................         148,443
  Administration fees (Note B)..........          79,388
  Printing..............................          67,084
  Audit and legal fees..................          53,793
  Accounting fees.......................          46,546
  Directors' fees.......................          28,860
  Insurance.............................          24,821
  Transfer agent fees...................          22,460
  NYSE listing fees.....................          16,172
  Other.................................          10,835
                                             -----------
  Total Expenses........................       1,441,564
  Less: Fee waivers (Note B)............        (144,760)
                                             -----------
    Net Expenses........................       1,296,804
                                             -----------
Net Investment Income...................         598,220
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       1,762,547
  Foreign currency related
   transactions.........................        (167,900)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      20,160,199
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      21,754,846
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $22,353,066
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                         31,
                                             ----------------------------
                                                1996             1995
                                             ----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $   598,220     $    889,969
  Net realized gain on investments and
   foreign currency related
   transactions.........................       1,594,647       13,709,468
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................      20,160,199      (19,132,337)
                                             -----------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      22,353,066       (4,532,900)
                                             -----------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................        (424,204)        (804,629)
  Net realized gain on foreign currency
   related transactions.................              --         (149,256)
                                             -----------     ------------
    Total dividends and distributions to
     shareholders.......................        (424,204)        (953,885)
                                             -----------     ------------
Capital share transactions (Note C):
  Proceeds from 3,184 shares and 702
   shares, respectively, issued in
   reinvestment of dividends............          39,398            9,307
                                             -----------     ------------
    Total increase/(decrease) in net
     assets.............................      21,968,260       (5,477,478)
                                             -----------     ------------

 NET ASSETS
Beginning of year.......................      70,430,640       75,908,118
                                             -----------     ------------
End of year.............................     $92,398,900     $ 70,430,640
                                             -----------     ------------
                                             -----------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                              For the Years Ended
                                                                                 December 31,
                                                  ---------------------------------------------------------------------------
                                                    1996       1995       1994       1993       1992       1991       1990
                                                  ---------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of period............     $13.29     $14.33     $12.52      $8.90     $10.77     $10.96     $13.79
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income...........................       0.11       0.17       0.06       0.07       0.11       0.13       0.16
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions...................................       4.11      (1.03)      1.81       3.55      (1.92)     (0.21)     (2.87)
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase/(decrease) in net assets resulting
 from operations................................       4.22      (0.86)      1.87       3.62      (1.81)     (0.08)     (2.71)
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Dividends and distributions to shareholders:
  Net investment income.........................      (0.08)     (0.15)     (0.06)        --      (0.06)     (0.11)     (0.12)
  In excess of net investment income............         --         --         --         --         --         --         --
  Net realized gain on foreign currency related
   transactions.................................         --      (0.03)        --         --         --         --         --
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions to
 shareholders...................................      (0.08)     (0.18)     (0.06)        --      (0.06)     (0.11)     (0.12)
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period..................     $17.43     $13.29     $14.33     $12.52      $8.90     $10.77     $10.96
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Market value, end of period.....................    $13.750    $11.125    $13.875    $14.125     $8.000     $9.750     $9.250
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return(a)......................      24.28%    (18.65)%     (1.35)%     76.56%    (17.34)%      6.58%    (44.91)%
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).........    $92,399    $70,431    $75,908    $66,351    $47,134    $57,036    $58,084
Ratio of expenses to average net assets, net of
 fee waivers....................................       1.62%      1.58%      1.41%      1.97%      1.92%      1.96%      2.04%
Ratio of expenses to average net assets,
 excluding fee waivers..........................       1.81%      1.76%      1.59%      2.00%        --         --         --
Ratio of net investment income to average net
 assets.........................................       0.75%      1.18%      0.43%      0.66%      1.07%      1.20%      1.38%
Portfolio turnover rate.........................      35.94%     35.73%     15.47%     24.47%     39.07%     13.31%     10.09%
Average commission rate per share(c)............    $0.0584         --         --         --         --         --         --

                                                   For the Period
                                                  November 9, 1989*
                                                       through
                                                  December 31, 1989

 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of period............         $13.79    **
                                                        -------
Net investment income...........................           0.04
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions...................................           0.04
                                                        -------
Net increase/(decrease) in net assets resulting
 from operations................................           0.08
                                                        -------
Dividends and distributions to shareholders:
  Net investment income.........................          (0.04    )
  In excess of net investment income............          (0.04    )
  Net realized gain on foreign currency related
   transactions.................................             --
                                                        -------
Total dividends and distributions to
 shareholders...................................          (0.08    )
                                                        -------
Net asset value, end of period..................         $13.79
                                                        -------
                                                        -------
Market value, end of period.....................        $17.000
                                                        -------
                                                        -------
Total investment return(a)......................          22.49    %
                                                        -------
                                                        -------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).........        $73,023
Ratio of expenses to average net assets, net of
 fee waivers....................................           2.26    %(b)
Ratio of expenses to average net assets,
 excluding fee waivers..........................             --
Ratio of net investment income to average net
 assets.........................................           2.03    %(b)
Portfolio turnover rate.........................             --
Average commission rate per share(c)............             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1996, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1996, the interest rate was 5.00% which resets on a daily basis. Amounts are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover for U.S. federal income tax purposes of $1,621,337 which expires in 2002.

For U.S. federal income tax purposes, realized foreign exchange losses incurred after October 31, 1996, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $17,144.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 12, 1996, a dividend from net investment income in the aggregate amount of $424,204, equal to $0.08 per share, was declared to shareholders of record on December 31, 1996 and payable on January 10, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1996, the Fund reclassified $226,903 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the year ended December 31, 1996, BEA earned $943,162 for advisory fee services, of which BEA waived $144,760. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1996, BEA was reimbursed $7,552 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the year ended December 31, 1996, BSFM earned $71,836 for administrative services.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,302,545 shares outstanding at December 31, 1996, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $68,791,973. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $21,002,096, was composed of gross appreciation of $21,763,245 for those investments having an excess of value over cost and gross depreciation of $761,149 for those investments having an excess of cost over value.

For the year ended December 31, 1996, purchases and sales of securities, other than short-term investments, were $38,589,139 and $27,166,932, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the line of credit during the year ended December 31, 1996.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Portugal Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Portugal Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Portugal Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 1997

--------------------------------------------------------------------------------
   16

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 23, 1996, the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac*                                                                 4,100,508    131,030   1,071,007
Emilio Bassini **                                                                     4,097,667    133,871   1,071,007
James J. Cattano                                                                      4,090,740    140,798   1,071,007

--------------
 * On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.
** Resigned effective January 1, 1997.

In addition to the directors re-elected at the meeting, Jonathan Lubell and Martin M. Torino, continue to serve as directors of the Fund. Daniel Sigg resigned as a director of the Fund effective February 11, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1996.

                                                                           FOR       AGAINST     ABSTAIN   NON-VOTES
                                                                        ----------  ----------  ---------  ----------
                                                                        4,183,482     22,174     25,882    1,071,007

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1996) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.08 per share dividend paid in respect of such fiscal year was derived from net investment income. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ending December 31, 1996 were $297,830, equal to $0.06 per share. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Notification for calendar year 1996 was mailed in January 1997. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Portugal Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if

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   18
the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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                                                                           19

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Portuguese securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                              BEA Global Telecommunications
                                                       Fund
The First Israel Fund, Inc. (ISL)                      BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                          BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open- end mutual funds,
BEA Strategic Income Fund, Inc. (FBI)                  please call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       President, Chief Investment Officer
                      and Director

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Jonathan Lubell       Director

Martin M. Torino      Director

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  It  is  not  a
prospectus,  circular  or  representation  intended  for  use  in  the purchase  or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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